EIGHTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES


         This EIGHTH AMENDMENT TO THE CONTRACT FOR ALASKA ACCESS SERVICES ("Eighth Amendment") is effective as of the 24th day of July 2003, by and between GENERAL COMMUNICATION, INC. and its wholly owned subsidiary, GCI COMMUNICATION CORP., both Alaska corporations (together, "GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781 and MCI WORLDCOM NETWORK SERVICES, INC. ("MWNS"), formerly known as MCI Telecommunications Corporation, with offices located at 1133 19th Street, N.W., Washington, D.C. 20036 (GCI with MWNS, collectively, the "Parties," and individually, a "Party").

                                    RECITALS

         WHEREAS, GCI and MWNS entered into that certain Contract for Alaska Access Services dated January 1, 1993 ("Original Agreement"), as amended by (i) the First Amendment to Contract for Alaska Access Services dated March 1, 1996,
(ii) the Second Amendment to the Contract for Alaska Access Services dated January 1, 1998, (iii) the Third Amendment to Contract for Alaska Access Services dated March 1, 1998, (iv) the Fourth Amendment to Contract for Alaska Access Services dated as of January 1, 1999, (v) the Fifth Amendment to Contract for Alaska Access Services dated as of August 7, 2000, (vi) the Sixth Amendment to Contract for Alaska Access Services dated as of February 14, 2001, and (vii) the Seventh Amendment to Contract for Alaska Access Services dated March 8, 2001 (collectively, "Agreement") which set forth the general terms and conditions under which GCI provides certain telecommunications services to MWNS; and ,

         WHEREAS, effective September 20, 1999, WorldCom Network Services, Inc. merged into MWNS pursuant to that certain Certificate of Merger dated as of September 15, 1999; and,

         WHEREAS, on July 21, 2002, MWNS and certain of its domestic affiliates filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). MWNS is continuing to operate its business and manage its properties as a debtor-in-possession pursuant to 11 U.S.C. ss.ss. 363, 1107(a) and1108.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:


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1. Definitions.

      Effective Date: The first day of the month in which the Settlement And Release Agreement between WorldCom, Inc. and GCI is approved pursuant to the procedures set forth by the Bankruptcy Court.

2. Rates and Charges

   A. Paragraph 2.B.(1) of the Agreement shall be deleted and the following inserted in its place:

      2. B(1) MWNS Northbound Traffic. MWNS Northbound Traffic shall be charged at the following rates per minute in the appropriate periods:

                 Date                            Rate in Dollars
                 ----                            ---------------
                 Effective Date                  ********
                 ********                        ********
                 ********                        ********
                 ******** and thereafter         ********

      As an additional ********, upon execution of the Eighth Amendment GCI shall provide MWNS ******** of all total MWNS Northbound traffic in excess of the total MWNS Northbound traffic generated during the same month of the prior calendar year at ******** (the "******** Northbound ********"). However, the maximum amount of MWNS Northbound minutes eligible for ******** shall be limited to a maximum of ******** % of the MWNS Northbound minutes generated during the same month of the prior calendar. GCI shall be obligated to provide this ******** Northbound ******** for so long as MWNS has ******** remaining on the initial five year term of the Contract for Alaska Access Services. To administer this ******** Northbound ******** structure, GCI shall provide to MWNS with its monthly billing a statement of the monthly Northbound minutes billed for the corresponding month in the previous year and GCI shall provide with monthly billing following each

      [CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


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      anniversary of this Amendment 8, i.e. July usage billing, a summary of
      Northbound minutes billed for each of the current year's and the prior year's corresponding monthly billing (i.e. each July). Notwithstanding any provision of this Agreement to the contrary, MWNS shall have the right to dispute the application of the ******** Northbound ******** for a period of ******** from the due date of the invoice to which MWNS asserts the ******** Northbound ******** applies. There shall be no ********. GCI shall pay the ******** and all ******** charges for the ******** of MWNS Northbound Traffic.

   B. Paragraph 2.B. (2) of the Agreement shall be deleted and the following inserted in its place:

      MWNS Southbound Traffic. MWNS Southbound Traffic (except for MWNS ********) shall be charged at the following rates per minute in the appropriate periods:

                 Date                            Rate in Dollars
                 ----                            ---------------
                 Effective Date                  ********
                 ********                        ********
                 ********                        ********
                 ********                        ********
                 ********                        ********
                 ********                        ********
                 ********                        ********
                 ********                        ********

      As an additional ********, upon execution of the Eighth Amendment GCI shall provide MWNS origination of all total MWNS Southbound traffic (except for MWNS ********) in excess of the total MWNS Southbound traffic generated during the same month of the prior calendar year at ******** (the "******** Southbound ********"). However, the maximum amount of MWNS Southbound minutes eligible for ******** origination during any given month shall be limited to a maximum of ********% of the MWNS Southbound minutes generated during the same

      [CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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      month of the prior calendar. GCI shall be obligated to provide this
      ******** Southbound ******** for so long as MWNS has ******** remaining on the Contract for Alaska Access Services. . To administer this ******** Southbound ******** structure, GCI shall provide to MWNS with its monthly billing a statement of the monthly Northbound minutes billed for the corresponding month in the previous year and GCI shall provide with monthly billing following each anniversary of this Amendment 8, i.e. July usage billing, a summary of Northbound minutes billed for each of the current year's and the prior year's corresponding monthly billing (i.e. each July). Notwithstanding any provision of this Agreement to the contrary, MWNS shall have the right to dispute the application of the ******** Southbound ******** for a period of ******** from the due date of the invoice to which MWNS asserts the ******** Northbound ******** applies.

      There shall be no ********. GCI shall pay the ******** and all ******** charges for MWNS Southbound Traffic. Any query charges associated with the routing of MWNS Southbound Traffic, due to FCC Docket #86-10, will be passed on to MWNS.

      In accordance with FCC rules regarding per-call compensation for coinless payphone calls (Second Order on Reconsideration in FCC Docket #96-128), as first-switch interexchange carrier, GCI may be obligated to pay per-call compensation for payphone-originated, coinless calls. Where it is so obligated by law, GCI may assess a $0.26 surcharge, or the applicable per-call compensation for payphone-originated calls as set by the FCC, on MWNS Southbound Traffic for each compensable payphone call.

      In no event will the payphone surcharge be higher than $******** above the applicable per-call compensation for payphone-originated coinless calls, as set by the FCC.

      The surcharge shall not apply to calls for which MWNS certifies that it or a reseller or customer of MWNS has direct or indirect arrangements for payphone compensation with the payphone owner or its designated agent ("PSP") and for which MWNS provides GCI with adequate identification of

      [CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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      covered telephone numbers.

      For calls routed to platform numbers, whether those of MWNS or a reseller or customer of MWNS, answer supervision received by GCI may not accurately indicate whether a dial-around payphone call is completed to the called party and therefore compensable to the PSP. For such platform calls, at MWNS's option, GCI shall assess surcharges only on calls MWNS identifies to GCI as completed to the called party. MWNS, in a mutually agreed computer readable format, shall provide GCI with adequate identification of such platform telephone numbers and appropriate reporting to document completion of those dial-around calls, for timely reporting by GCI to the PSPs

      If GCI or MWNS determines they have both paid payphone compensation for the same calls, or that payphone compensation has been paid for noncompensable calls, GCI and MWNS agree to cooperate to resolve the discrepancy and process appropriate refund requests. GCI agrees to credit MWNS for amounts surcharged in error.

      GCI and MWNS shall cooperate with each other, and agree to make records available (subject to reasonable confidentiality guarantees, where appropriate) to verify proper and timely reporting, payment, and billing for payphone originated dial-around calls and to help manage questions or disputes raised by payphone owners or their agents. The Parties acknowledge that FCC requirements and industry practices for per-call compensation for coinless payphone calls may change during the term of the Agreement. Either Party may reopen this provision of the Agreement, upon thirty (30) days written notice, to renegotiate in light of changes in applicable FCC rules or common industry practices thereunder.

   C. Paragraph 2.F. shall be amended to provide as follows:

      F. ********. Notwithstanding anything to the contrary, GCI shall adjust the ******** for ******** provided under this Agreement so that GCI shall ******** MWNS (i) no more than it ******** any other customer for any reasonably comparable mix of ********.

      The ******** and ******** for the overall mix of ******** will be

      [CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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      evaluated every ******** beginning ******** from the effective date of the
      Eighth Amendment. The ******** evaluation and review of ******** and ******** for the overall mix of ******** will be to determine whether the ******** for the total overall mix of ******** from GCI are the best competitive alternative for ******** provided to MWNS in the Alaska market and whether the total ******** being ******** by MWNS for the overall mix of ******** from GCI is greater than that ******** by any other GCI customer for a reasonably comparable mix of ********. If, following the evaluation, MWNS determines that the total ******** are not the best competitive alternative for providing the overall mix of ******** within the Alaska market, MWNS may elect to terminate the Agreement after ******** with no liability for early termination. MWNS shall give GCI written notice of such election and upon receipt of the notice by GCI, the final year of the Agreement shall commence. However, prior to discontinuation of ******** with GCI, MWNS shall give GCI written notice of the total ******** a third party is offering for the reasonably comparable mix of ********, and GCI shall have ******** to determine whether to match the ******** and ******** mix of the third party. If GCI fails to respond within ********, GCI shall be deemed to have waived the right to match the offer of the third party.


3. Term. Paragraph 3 of the Agreement shall be deleted in its entirety and the following inserted in its place:

   3. TERM. Except for MWNS ********, services provided pursuant to Section 2.A shall be for an initial term of five (5) years beginning the first day following the effective date of the Eighth Amendment. The term shall be automatically extended for ******** periods unless either Party elects to cancel the renewal periods by giving written notice of non-renewal at least ******** prior to the commencement of the next renewal term. The service for MWNS ******** shall be for a term of ******** upon the first access service request ("ASR") authorizing the turn up of a serving area.

4. Effect of Amendment. All other terms and conditions of the Agreement not expressly modified by this Eighth Amendment shall remain in full force and effect. The Parties hereby affirm and agree such terms remain binding.

      [CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNDREDACTED DOCUMENT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

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5. Further Assurances. The Parties shall cooperate in good faith, and enter into such other instruments and take such other actions, as may be necessary or desirable, to fully implement the intent of this Eighth Amendment.

6. Counterparts; Signatures. This Eighth Amendment may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument. When signed by each Party's authorized representative, a copy or facsimile of this Eighth Amendment shall have the same force and effect as one bearing an original signature.

7. Defined Terms. Each capitalized term used but not defined herein shall have the meaning ascribed to such term in the Agreement.

This Eighth Amendment together with the Agreement is the complete agreement of the Parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both Parties.

IN WITNESS WHEREOF, the Parties hereto each acting with proper authority have executed this Amendment as of 24th day of July 2003.


MCI WORLDCOM NETWORK SERVICES, INC.

By:  /s/

Printed Name: Peter H. Reynolds

Title: Director, National Carrier Initiatives

GCI COMMUNICATION CORP.

By:  /s/

Printed Name: William C. Behnke

Title: Senior Vice President


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